Short-term borrowings	6 Months Ended
Jun. 30, 2023
Short-term borrowings
Short-term borrowings

8.Short-term borrowings

The borrowings as of December 31, 2022 were fully repaid in 2023. As of June 30, 2023, the Group had RMB8.2 million of short-term borrowings which were obtained in 2023. The interest was payable on a monthly or quarterly basis and the principal was due upon maturity or installments, as follows:

Term loan	Maturity date	Principal amount	Interest rate per annum	Name of bank
Loan 1	2023-10-17	1,200	3.00%	Industrial &Commercial Bank of China (“ICBC”)
Loan 2	2023-11-08	1,000	2.80%	Industrial &Commercial Bank of China (“ICBC”)
Loan 3	2024-06-06	920	4.05%	China CITIC Bank
Loan 4	2024-06-12	2,000	4.02%	Bank of Beijing
Loan 5	2024-06-21	2,000	4.03%	Bank of Beijing
Loan 6	2024-06-21	458	5.40%	Shenzhen Qianhai Weizhong Bank corporation
Loan 7	2024-06-21	572	5.40%	Shenzhen Qianhai Weizhong Bank corporation
Total		8,150

As of June 30, 2023, the loan 1 and 2 are guaranteed by a third party.